UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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NIELSEN HOLDINGS PLC

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Explanatory Note: The following communications were made available by Nielsen Holdings plc to its employees.

[The following communication was made available by Nielsen Holdings plc to its employees.]

INTERNAL ONLY

Today’s news about Nielsen

All,

Moments ago, we announced that Nielsen has entered into a definitive agreement to be acquired by a private equity consortium led by Brookfield Asset Management and Evergreen Coast Capital Corporation, an affiliate of Elliott Investment Management L.P., an investment management fund that has long been a major shareholder of Nielsen. This group, which believes in and admires our unmatched position in the media ecosystem, intends to acquire Nielsen for $28 per share in an all-cash transaction valued at approximately $16 billion.

With the support of the private equity consortium, we will continue the execution of our strategy and deliver innovation in client solutions. As part of this, I will continue as CEO after the transaction is completed. I plan to keep the current management team in place and reinforce our roadmaps with the enthusiastic backing of our new investors.

The consortium’s offer recognizes our strong growth trajectory and progress in our global product development. Also, our relentless focus on achieving the 4Cs—Coverage, Comparability, Consistency and Culture—will not change.

We remain on track to deliver Nielsen ONE—our transformative cross-media solution that will serve as the metrics underpinning the more than $100 billion video advertising ecosystem—in 2022. We believe Nielsen ONE will be the leading currency-grade cross-platform measurement solution in the market, representing a major, long-term opportunity for Nielsen.

You have made Nielsen an essential leader in both the content and advertising ecosystems, and we are investing massively to sustain this leadership in a digital-first world. We are aligned with these new investors to power a better media future for all people.

I want to be clear that nothing changes until, and if, the transaction closes, which is currently expected in the second half of 2022.

We will hold a town hall later today to discuss this announcement further.

As a reminder, no one other than those employees whose jobs specifically entail external communications are authorized to speak on the Company’s behalf. If you receive any media inquiries about this matter, please direct them to Connie Kim. If you receive any questions from investors, please send them to Sara Gubins.

Thank you all for your continued hard work. I look forward to sharing more updates in the days and weeks ahead.

Regards,

David Kenny

[The following communication was made available by Nielsen Holdings plc to its management-level employees.]

Dear People Managers,

Following today’s news, here is the FAQ that will help you guide your conversations with your teams.

Please stay tuned for future events, communications and our corporate newsletters, we will continue to keep you and all employees informed on this matter and on the progress towards achieving our 2022 goals.

INTERNAL ONLY

Today’s news about Nielsen

All,

Moments ago, we announced that Nielsen has entered into a definitive agreement to be acquired by a private equity consortium led by Brookfield Asset Management and Evergreen Coast Capital Corporation, an affiliate of Elliott Investment Management L.P., an investment management fund that has long been a major shareholder of Nielsen. This group, which believes in and admires our unmatched position in the media ecosystem, intends to acquire Nielsen for $28 per share in an all-cash transaction valued at approximately $16 billion.

With the support of the private equity consortium, we will continue the execution of our strategy and deliver innovation in client solutions. As part of this, I will continue as CEO after the transaction is completed. I plan to keep the current management team in place and reinforce our roadmaps with the enthusiastic backing of our new investors.

The consortium’s offer recognizes our strong growth trajectory and progress in our global product development. Also, our relentless focus on achieving the 4Cs—Coverage, Comparability, Consistency and Culture—will not change.

We remain on track to deliver Nielsen ONE—our transformative cross-media solution that will serve as the metrics underpinning the more than $100 billion video advertising ecosystem—in 2022. We believe Nielsen ONE will be the leading currency-grade cross-platform measurement solution in the market, representing a major, long-term opportunity for Nielsen.

You have made Nielsen an essential leader in both the content and advertising ecosystems, and we are investing massively to sustain this leadership in a digital-first world. We are aligned with these new investors to power a better media future for all people.

I want to be clear that nothing changes until, and if, the transaction closes, which is currently expected in the second half of 2022.

We will hold a town hall later today to discuss this announcement further.

As a reminder, no one other than those employees whose jobs specifically entail external communications are authorized to speak on the Company’s behalf. If you receive any media inquiries about this matter, please direct them to Connie Kim. If you receive any questions from investors, please send them to Sara Gubins.

Thank you all for your continued hard work. I look forward to sharing more updates in the days and weeks ahead.

Regards,

David Kenny

Required Legal Disclosures

Forward-Looking Statements

This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the proposed transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected, including regarding the proposed transaction and Nielsen ONE. Factors leading thereto may include, without limitation, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Nielsen’s business, the failure of Nielsen’s new business strategy in accomplishing Nielsen’s objectives, economic or other conditions in the markets Nielsen is engaged in, impacts of actions and behaviors of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules and processes affecting Nielsen’s business, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement entered into pursuant to the proposed transaction (the “Agreement”), the possibility that Nielsen shareholders may not approve the proposed transaction, the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nielsen’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, and other specific risk factors that are outlined in Nielsen’s disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as its 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Nielsen assumes no obligation to update any written or oral forward-looking statement made by Nielsen or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Nielsen. In connection with the proposed transaction, Nielsen will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Nielsen’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Nielsen may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Nielsen’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Nielsen, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 675 Avenue of the Americas, New York, NY 10010, Attention: Corporate Secretary; telephone (410) 717-7134, or from Nielsen’s website www.nielsen.com.

Participants in the Solicitation

Nielsen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Nielsen’s directors and executive officers is available in Nielsen’s definitive proxy statement for its 2021 Annual General Meeting, which was filed with the SEC on April 12, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

[The following communication was made available through the FAQ link in the email to management-level employees above.]

Frequently Asked Questions

1.	Will the strategy remain the same?

a.	Until the transaction closes, Nielsen will continue to operate as a standalone company focused on delivering our 2022 company goals and our product roadmaps.

2.	Will there be any change to the Nielsen ONE rollout?

a.	There are no changes expected at this time. We’re on track to launch Nielsen ONE this year, which will deliver next-generation cross-media measurement.

3.	Are there other members of Nielsen management besides David Kenny who will continue with the company going forward?

a.	David expects to continue as CEO after the transaction is completed, and he plans to keep the current management team in place.

4.	As an employee, what do I need to do because of this news?

a.

There are no changes expected for employees at this time. Everyone should continue to stay focused on delivering their personal goals for 2022. If you have questions about your goals, speak with your manager or leader.

5.	Will there be any changes to benefits?

a.

Until the transaction closes, Nielsen will continue to operate as a standalone company with a business-as-usual focus. At this time, there are no changes outside the course of normal business expected to the benefits provided by Nielsen in your local country. We will continuously review our benefits policies to ensure they are as supportive as possible for our global employee base.

6.	Will there be any changes to my compensation?

a.

Until the transaction closes, Nielsen will continue to operate as a standalone company with a business-as-usual focus. At this time, there are no changes outside the course of normal business expected to compensation.

7.	Will there be an annual salary increase in 2022 as Nielsen has done in prior years?

a.	As we operate as a standalone company with a business-as-usual focus, we anticipate having a merit cycle.

8.	Will I be able to continue to hire people for my team?

a.	Nothing changes until, and if, the transaction closes, which is currently expected in the second half of 2022. The hiring process remains business-as-usual at this time.

9.	Will there be layoffs?

a.

Until the transaction closes, Nielsen will operate as a standalone company with a business-as-usual focus. At this time, our strategy and product roadmaps are not changing, and Nielsen people will continue to power our growth trajectory.

b.	We will continue to execute on our strategy and we expect the management team will remain in place.

10.	What is the timeline for the transaction?

a.

The proposed transaction is expected to close in the second half of 2022, subject to Nielsen shareholder approval, regulatory approvals, consultation with the works council and other customary closing conditions. The transaction will also be subject to UK court approval pursuant to a scheme of arrangement. Alternatively, pursuant to the agreement, the parties may elect instead to complete the transaction pursuant to an agreed-upon tender offer.

11.	As a people manager, what do I need to do as a result of this news?

a.	There are no changes expected for people managers at this time because nothing changes until, and if, the transaction closes, which is currently expected in the second half of 2022.

b.

As a People Manager, you play an important role in guiding the goals and priorities for your team and keeping your team focused on the important work at hand. If you have questions about the goals and priorities for your team, speak with your leader. Additionally, you can find general people manager resources on Degreed.

12.	How will Nielsen keep employees informed?

a.

Nielsen will continue to keep employees informed about progress towards achieving our 2022 goals through our Monthly Global Business Updates, team town halls, and messages from the Executive Committee when there is new information to share.

b.

Nielsen will also file all relevant materials related to the proposed transaction with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”).

In case you get any other questions from your team that are not covered in the FAQ, you can submit it here.

Forward-Looking Statements

This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the proposed transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected, including regarding the proposed transaction and Nielsen ONE. Factors leading thereto may include, without limitation, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Nielsen’s business, the failure of Nielsen’s new business strategy in accomplishing Nielsen’s objectives, economic or other conditions in the markets Nielsen is engaged in, impacts of actions and behaviors of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules and processes affecting Nielsen’s business, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement entered into pursuant to the proposed transaction (the “Agreement”), the possibility that Nielsen shareholders may not approve the proposed transaction, the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nielsen’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, and other specific risk factors that are outlined in Nielsen’s disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as its 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Nielsen assumes no obligation to update any written or oral forward-looking statement made by Nielsen or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Nielsen. In connection with the proposed transaction, Nielsen will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Nielsen’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Nielsen may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Nielsen’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Nielsen, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 675 Avenue of the Americas, New York, NY 10010, Attention: Corporate Secretary; telephone (410) 717-7134, or from Nielsen’s website www.nielsen.com.

Participants in the Solicitation

Nielsen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Nielsen’s directors and executive officers is available in Nielsen’s definitive proxy statement for its 2021 Annual General Meeting, which was filed with the SEC on April 12, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.